Exhibit 99.2

iret

FISCAL 3RD QUARTER 2018

Supplemental Operating & Financial Data

Supplemental Financial and Operating Data
Table of Contents
January 31, 2018

S-1

Company Background
Third Quarter Fiscal 2018
We are a multifamily real estate investment trust (REIT) focused on the ownership, management, acquisition, redevelopment, and development of multifamily apartment communities.  As of January 31, 2018, we owned interests in 89 multifamily properties consisting of 13,786 apartment homes. IRET's common shares and Series C preferred shares are publicly traded on the New York Stock Exchange (NYSE symbols: IRET and IRET PRC, respectively).
Company Snapshot
(as of January 31, 2018)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multifamily
Total Multifamily Properties	89
Total Units	13,786
Common Shares Outstanding (thousands)	120,035
Limited Partnership Units Outstanding (thousands)	14,168
Common Share Distribution – Quarter/Annualized	$0.07/$0.28
Annualized Dividend Yield	4.9%
Total Capitalization (see p. S-10 for details)	$1.6 billion
Investor Information
(as of March 12, 2018)
Board of Trustees

Jeffrey P. Caira	Trustee and Chair
Michael T. Dance	Trustee, Chair of Audit Committee
Mark O. Decker, Jr.	Trustee, President, Chief Executive Officer and Chief Investment Officer
Emily Nagle Green	Trustee
Linda J. Hall	Trustee, Chair of Compensation Committee
Terrance P. Maxwell	Trustee
Jeffrey L. Miller	Trustee, Chair of the Nominating and Governance Committee
John A. Schissel	Trustee, Chair of Capital Markets Committee
Mary J. Twinem	Trustee

Management

Mark O. Decker, Jr.	President, Chief Executive Officer, and Chief Investment Officer; Trustee
John A. Kirchmann	Executive Vice President and Chief Financial Officer
Anne Olson	Executive Vice President, General Counsel and Secretary
Andrew Martin	Executive Vice President – Property Operations
Nancy B. Andersen	Senior Vice President and Chief Accounting Officer
Matthew M. Volpano	Senior Vice President – Capital Markets

Corporate Headquarters:	Investor Relations Contact:
1400 31st Avenue SW, Suite 60	Matthew Volpano
P.O. Box 1988	701-837-7104
Minot, ND 58702-1988	IR@iret.com

Trading Symbol for Common Shares: IRET
Trading Symbol for Series C Preferred Shares: IRET PRC
Stock Exchange Listing: NYSE

S-2

Common Share Data (NYSE: IRET)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	Fiscal Year 2018	Fiscal Year 2018	Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2017
High Closing Price	$6.06	$6.32	$6.72	$6.61	$7.20
Low Closing Price	$5.52	$5.81	$5.64	$5.67	$5.81
Average Closing Price	$5.80	$6.09	$6.07	$6.09	$6.65
Closing Price at end of quarter	$5.67	$5.85	$6.22	$5.91	$6.44
Common Share Distributions – annualized	$0.28	$0.28	$0.28	$0.28	$0.28
Closing Dividend Yield – annualized	4.9%	4.8%	4.5%	4.7%	4.3%
Closing common shares outstanding (thousands)	$120,035	$120,188	$120,587	$121,199	$121,889
Closing limited partnership units outstanding (thousands)	$14,168	$14,618	$14,657	$15,617	$16,034
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$760,931	$788,615	$841,218	$808,583	$888,224
This Supplemental Operating and Financial Data contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which may be identified by the use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” “outlook” and similar expressions that do not relate to historical matters, specifically including our future plan and anticipated operating results, are based on our expectations, forecasts and assumptions at the time of this earnings release. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in such forward-looking statements.
Such risks, uncertainties and other factors that might cause such differences include, but are not limited to: intentions and expectations regarding future distributions on common shares and units; changes in operating costs; fluctuations in interest rates; adverse capital and credit market conditions that might affect our access to various sources of capital and cost of capital; our ability to manage our current debt levels and repay or refinance our indebtedness upon maturity or other payment dates; our ability to maintain financial covenant compliance under our debt agreements; adequate insurance coverage; the effect of government regulation; delays or inability to obtain necessary governmental permits and authorizations; changes in general and local economic and real estate market conditions; changes in demand for our properties that may result in lower-than-expected occupancy and/or rental rates; ability to acquire quality properties in targeted markets; ability to successfully dispose of certain assets; competition for tenants from similar competing properties; ability to attract and retain skilled personnel; cyber-intrusion; delays in completing development, redevelopment and/or lease up of properties and increased costs; ability to maintain effective internal controls over financial reporting and disclosure controls and procedures; and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended April 30, 2017 subsequent quarterly reports on Form 10-Q, and other public filings.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

S-3

IRET
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	1/31/2018	10/31/2017	7/31/2017	4/30/2017	1/31/2017
ASSETS
Real estate investments
Property owned	$1,568,725	$1,510,890	$1,424,251	$1,358,529	$1,367,806
Less accumulated depreciation	(304,149)	(292,976)	(280,563)	(255,599)	(252,546)
	1,264,576	1,217,914	1,143,688	1,102,930	1,115,260
Development in progress	—	—	—	—	11,531
Unimproved land	15,123	15,216	15,195	18,455	19,076
Mortgage loans receivable	10,329	10,329	—	—	—
Total real estate investments	1,290,028	1,243,459	1,158,883	1,121,385	1,145,867
Assets held for sale and assets of discontinued operations	—	239,688	280,083	283,023	387,454
Cash and cash equivalents	22,666	42,464	23,801	28,819	56,999
Restricted cash	121,337	3,782	3,713	27,981	5,136
Other assets	21,664	21,634	15,870	13,306	13,633
TOTAL ASSETS	$1,455,695	$1,551,027	$1,482,350	$1,474,514	$1,609,089

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND EQUITY
LIABILITIES
Liabilities held for sale and liabilities of discontinued operations	$—	$95,193	$127,413	$130,904	$154,528
Accounts payable and accrued expenses	35,792	32,581	34,248	35,566	38,115
Revolving line of credit	67,000	247,500	125,900	57,050	157,000
Term loan payable, net of loan costs	69,483	—	—	—	—
Mortgages payable, net of loan costs	553,388	561,798	565,705	565,978	591,505
Construction debt	—	21,649	20,134	41,741	39,442
TOTAL LIABILITIES	725,663	958,721	873,400	831,239	980,590

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	6,644	6,812	7,010	7,181	7,300
EQUITY
Series B Preferred Shares of Beneficial Interest	—	—	111,357	111,357	111,357
Series C Preferred Shares of Beneficial Interest	99,456	99,467	—	—	—
Common Shares of Beneficial Interest	910,173	910,683	912,625	916,121	921,735
Accumulated distributions in excess of net income	(364,684)	(490,612)	(488,535)	(466,541)	(486,015)
Accumulated other comprehensive income	359	—	—	—	—
Total shareholders’ equity	645,304	519,538	535,447	560,937	547,077
Noncontrolling interests – Operating Partnership	76,915	64,291	64,789	73,233	72,007
Noncontrolling interests – consolidated real estate entities	1,169	1,665	1,704	1,924	2,115
Total equity	723,388	585,494	601,940	636,094	621,199
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND EQUITY	$1,455,695	$1,551,027	$1,482,350	$1,474,514	$1,609,089

S-4

IRET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Nine Months Ended		Three Months Ended
OPERATING RESULTS	1/31/2018	1/31/2017	1/31/2018	10/31/2017	7/31/2017	4/30/2017	1/31/2017
Real estate revenue	$127,380	$118,707	$43,254	$42,557	$41,569	$43,569	$40,228
Real estate expenses	60,890	53,570	20,035	20,896	19,959	18,388	18,619
Net operating income	66,490	65,137	23,219	21,661	21,610	25,181	21,609
Depreciation/amortization	(60,998)	(33,193)	(18,390)	(17,270)	(25,338)	(11,060)	(10,787)
Impairment of real estate investments	(256)	(54,153)	—	—	(256)	(2,875)	—
General and administrative expenses	(10,131)	(11,195)	(3,011)	(3,118)	(4,002)	(4,728)	(4,172)
Development pursuit and other write-offs	—	—	—	—	—	(3,224)	—
Interest expense	(25,876)	(26,033)	(9,236)	(8,509)	(8,131)	(8,281)	(8,832)
Loss on extinguishment of debt	(818)	(458)	(285)	(334)	(199)	(1,193)	(458)
Interest and other income	916	685	433	255	228	461	427
Loss before income on sale of real estate and other investments and income from discontinued operations	(30,673)	(59,210)	(7,270)	(7,315)	(16,088)	(5,719)	(2,213)
Income on sale of real estate and other investments	17,835	11,292	12,387	5,324	124	7,409	2,437
(Loss) income from continuing operations	(12,838)	(47,918)	5,117	(1,991)	(15,964)	1,690	224
Income from discontinued operations	164,626	44,803	146,811	15,130	2,685	31,950	24,965
Net income (loss)	$151,788	$(3,115)	$151,928	$13,139	$(13,279)	$33,640	$25,189

Net loss (income) attributable to noncontrolling interest – Operating Partnership	(15,365)	(403)	(16,236)	(773)	1,644	(3,656)	(2,525)
Net loss attributable to noncontrolling interests – consolidated real estate entities	1,239	16,585	413	455	371	296	446
Net income (loss) attributable to controlling interests	137,662	13,067	136,105	12,821	(11,264)	30,280	23,110
Dividends to preferred shareholders	(6,864)	(8,260)	(1,766)	(2,812)	(2,286)	(2,286)	(2,503)
Redemption of Preferred Shares	(3,657)	(1,435)	(8)	(3,649)	—	—	(1,435)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$127,141	$3,372	$134,331	$6,360	$(13,550)	$27,994	$19,172

Per Share Data
(Loss) earnings per common share from continuing operations – basic & diluted	$(0.16)	$(0.30)	$0.03	$(0.06)	$(0.13)	$—	$(0.03)
Earnings per common share from discontinued operations – basic & diluted	1.22	0.33	1.09	0.11	0.02	0.23	0.19
Net (loss) income per common share – basic & diluted	$1.06	$0.03	$1.12	$0.05	$(0.11)	$0.23	$0.16

Percentage of Revenues
Real estate expenses	47.8%	45.1%	46.3%	49.1%	48.0%	42.2%	46.3%
Depreciation/amortization	47.9%	28.0%	42.5%	40.6%	61.0%	25.4%	26.8%
General and administrative expenses	8.0%	9.4%	7.0%	7.3%	9.6%	10.9%	10.4%
Interest	20.3%	21.9%	21.4%	20.0%	19.6%	19.0%	22.0%
Income from discontinued operations	129.2%	37.7%	339.4%	35.6%	6.5%	73.3%	62.1%
Net (loss) income	119.2%	(2.6)%	351.2%	30.9%	(31.9)%	77.2%	62.6%

S-5

IRET
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO
IRET TO FFO AND CORE FFO (unaudited)
(in thousands, except per share and unit amounts)

	Nine Months Ended		Three Months Ended
	1/31/2018	1/31/2017	1/31/2018	10/31/2017	7/31/2017	4/30/2017	1/31/2017
Funds From Operations(1)
Net income (loss) attributable to controlling interests	$137,662	$13,067	$136,105	$12,821	$(11,264)	$30,280	$23,110
Less dividends to preferred shareholders	(6,864)	(8,260)	(1,766)	(2,812)	(2,286)	(2,286)	(2,503)
Less redemption of preferred shares	(3,657)	(1,435)	(8)	(3,649)	—	—	(1,435)
Net (loss) income available to common shareholders	127,141	3,372	134,331	6,360	(13,550)	27,994	19,172
Adjustments:
Noncontrolling interests – Operating Partnership	15,365	403	16,236	773	(1,644)	3,656	2,525
Depreciation and amortization of real property	67,030	39,341	19,017	19,894	28,119	13,222	12,933
Impairment of real estate investments attributable to controlling interests	256	39,190	—	—	256	2,875	—
Gain on depreciable property sales	(181,477)	(37,330)	(163,791)	(17,562)	(124)	(37,517)	(21,972)
FFO applicable to common shares and Units	$28,315	$44,976	$5,793	$9,465	$13,057	$10,230	$12,658

FFO per share and unit – basic and diluted	$0.21	$0.33	$0.04	$0.07	$0.10	$0.07	$0.09

Adjustments to Core FFO:
Lease termination fees	—	(7)	—	—	—	(3,244)	(7)
Loss on extinguishment of debt	7,326	1,979	6,787	340	199	2,910	1,907
Redemption of Preferred Shares	3,657	1,435	8	3,649	—	—	1,435
Severance and transitions costs	650	—	—	186	464	2,612	—
Development pursuit and other write-offs	—	—	—	—	—	3,224	—
Core FFO applicable to common shares and Units	$39,948	$48,383	$12,588	$13,640	$13,720	$15,732	$15,993

Core FFO per share and unit – basic and diluted	$0.30	$0.35	$0.09	$0.10	$0.10	$0.11	$0.12

Weighted average shares and units	134,870	137,404	134,175	134,767	135,549	136,952	137,375

(1)	See Definitions on page S-19.

S-6

IRET
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO
IRET TO ADJUSTED EARNINGS BEFORE INTEREST,
TAXES, DEPRECIATION, AND AMORTIZATION (ADJUSTED EBITDA) (unaudited)
(in thousands)

	Nine Months Ended				Three Months Ended
	1/31/2018		1/31/2017		1/31/2018		10/31/2017		7/31/2017		4/30/2017		1/31/2017
Adjusted EBITDA(1)
Net income (loss) attributable to controlling interests	$137,662		$13,067		$136,105		$12,821		$(11,264)		$30,280		$23,110
Adjustments:
Noncontrolling interests – Operating Partnership	15,365		403		16,236		773		(1,644)		3,656		2,525
Income (loss) before noncontrolling interests – Operating Partnership	153,027		13,470		152,341		13,594		(12,908)		33,936		25,635
Add:
Interest expense	28,795		35,639		9,569		9,523		9,703		10,303		11,880
Loss on extinguishment of debt	7,326		1,979		6,787		340		199		2,910		1,907
Depreciation/amortization related to real estate investments	67,292		39,494		19,100		19,977		28,215		13,280		12,983
Amortization related to real estate revenues(2)	—		75		—		—		—		20		21
Impairment of real estate investments attributable to controlling interests	256		39,190		—		—		256		2,875		—
Less:
Interest income	(1,288)		(1,988)		(408)		(316)		(564)		(557)		(816)
Gain on sale of real estate and other investments	(181,477)		(37,330)		(163,791)		(17,562)		(124)		(37,517)		(21,972)
Adjusted EBITDA	$73,931		$90,529		$23,598		$25,556		$24,777		$25,250		$29,638

Ratios
Adjusted EBITDA(1)/Interest expense	2.46	x	2.51	x	2.36	x	2.57	x	2.45	x	2.45	x	2.47	x
Adjusted EBITDA(1)/Interest expense plus preferred distributions	2.00	x	2.04	x	2.01	x	2.00	x	2.00	x	2.00	x	2.04	x

(1)	See Definitions on page S-19.

(2)	Included in real estate revenue in the Statement of Operations.

S-7

IRET
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt(1)
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(2)	% of Total Debt
2018	$—	$—	$—	—%	—%
2019	14,540	28,503	43,043	4.07%	6.2%
2020	87,272	31,798	119,070	5.65%	17.2%
2021	55,479	—	55,479	5.05%	8.0%
2022	104,664	700	105,364	5.23%	15.2%
2023	28,228	—	28,228	4.13%	4.1%
2024	50,401	—	50,401	4.02%	7.3%
2025	—	—	—	—%	—%
2026	54,523	—	54,523	3.74%	7.9%
2027	92,000	—	92,000	3.56%	13.3%
Thereafter	7,767	—	7,767	5.38%	1.1%
Total secured maturing debt	$494,874	$61,001	$555,875	4.63%	80.3%

Unsecured line of credit	—	67,000	67,000	3.45%	9.6%
Unsecured term loan(3)	70,000	—	70,000	4.01%	10.1%
Total debt	$564,874	$128,001	$692,875	4.45%	100.0%

(1)	Includes line of credit and term loan.

(2)	Weighted average interest rate of debt that matures in fiscal year.

(3)	Term loan has a variable interest rate that is hedged with an interest rate swap and matures January 31, 2023.

	1/31/2018	10/31/2017	7/31/2017	4/30/2017	1/31/2017
Debt Balances Outstanding(1)
Secured fixed rate	$494,874	$593,854	$605,028	$629,535	$658,224
Secured variable rate	61,001	86,672	100,388	99,445	81,314
Unsecured line of credit	67,000	247,500	125,900	57,050	157,000
Unsecured term loan	$70,000	$—	$—	$—	$—
Debt total	$692,875	$928,026	$831,316	$786,030	$896,538

Weighted Average Interest Rate Secured	4.63%	4.63%	4.62%	4.63%	4.71%
Line of Credit Rate	3.45%	3.08%	2.98%	2.74%	2.55%
Term Loan Rate	4.01%	—%	—%	—%	—%

(1)	Includes mortgages on properties held for sale.

S-8

IRET
DEBT DETAIL
as of January 31, 2018
(in thousands)

Property	Maturity Date	Fiscal 2018	Fiscal 2019	Fiscal 2020	Fiscal 2021	Thereafter	Total(1)
Multifamily
Homestead Gardens II – Rapid City, SD	6/1/2018	$—	$3,011	$—	$—	$—	$3,011
Cardinal Point – Grand Forks, ND	8/1/2018	—	23,157	—	—	—	23,157
Plaza – Minot, ND	8/1/2018	—	11,529	—	—	—	11,529
Evergreen II – Isanti, MN	11/1/2018	—	1,936	—	—	—	1,936
Greenfield – Omaha, NE	2/1/2019	—	3,410	—	—	—	3,410
Monticello Village – Monticello, MN	5/28/2019	—	—	2,828	—	—	2,828
Rimrock West – Billings, MT	9/1/2019	—	—	3,110	—	—	3,110
Rocky Meadows – Billings, MT	9/1/2019	—	—	4,822	—	—	4,822
Cimarron Hills – Omaha, NE	10/1/2019	—	—	4,494	—	—	4,494
Cottonwood – Bismarck, ND	10/1/2019	—	—	14,919	—	—	14,919
Forest Park – Grand Forks, ND	10/1/2019	—	—	7,160	—	—	7,160
Renaissance Heights I – Williston, ND	10/1/2019	—	—	22,922	—	—	22,922
Williston Garden – Williston, ND	10/30/2019	—	—	7,190	—	—	7,190
Williston Garden – Williston, ND	10/30/2019	—	—	158	—	—	158
Evergreen – Isanti, MN	11/1/2019	—	—	1,884	—	—	1,884
Northridge – Bismarck, ND	12/1/2019	—	—	5,891	—	—	5,891
Castlerock – Billings, MT	1/1/2020	—	—	6,255	—	—	6,255
Thomasbrook – Lincoln, NE	1/1/2020	—	—	5,604	—	—	5,604
Westwood Park – Bismarck, ND	1/1/2020	—	—	1,851	—	—	1,851
Kirkwood Manor – Bismarck, ND	2/1/2020	—	—	3,099	—	—	3,099
Brookfield Village – Topeka, KS	3/1/2020	—	—	4,948	—	—	4,948
Crown Colony – Topeka, KS	4/1/2020	—	—	7,658	—	—	7,658
Mariposa – Topeka, KS	4/1/2020	—	—	2,772	—	—	2,772
Sherwood – Topeka, KS	4/1/2020	—	—	11,505	—	—	11,505
Deer Ridge – Jamestown, ND	5/1/2020	—	—	—	11,275	—	11,275
Valley Park – Grand Forks, ND	6/1/2020	—	—	—	3,627	—	3,627
Country Meadows II – Billings, MT	10/1/2020	—	—	—	3,305	—	3,305
Olympic Village – Billings, MT	11/1/2020	—	—	—	9,992	—	9,992
Villa West Apartments – Topeka, KS	12/1/2020	—	—	—	11,578	—	11,578
Park Meadows – Waite Park, MN	1/1/2021	—	—	—	8,081	—	8,081
Sunset Trail – Rochester, MN	2/1/2021	—	—	—	7,621	—	7,621
Summary of Debt due after Fiscal 2021		—	—	—	—	336,041	336,041
Sub-Total Multifamily		$—	$43,043	$119,070	$55,479	$336,041	$553,633

Other
Summary of Debt due after Fiscal 2021		—	—	—	—	2,242	2,242
Sub-Total All Other		$—	$—	$—	$—	$2,242	$2,242

Total maturing debt		$—	$43,043	$119,070	$55,479	$338,283	$555,875

Unsecured Line of Credit	1/31/2021	—	—	—	67,000	—	$67,000
Unsecured Term Loan	1/31/2023	—	—	—	—	70,000	$70,000
Total debt		$—	$43,043	$119,070	$122,479	$408,283	$692,875

(1)	Totals are principal balances of mortgages, line of credit, and unsecured term loan as of January 31, 2018.

S-9

IRET
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	1/31/2018	10/31/2017	7/31/2017	4/30/2017	1/31/2017
Equity Capitalization
Common shares outstanding	120,035	120,188	120,587	121,199	121,889
Operating partnership (OP) units outstanding	14,168	14,618	14,657	15,617	16,034
Total common shares and OP units outstanding	134,203	134,806	135,244	136,816	137,923
Market price per common share (closing price at end of period)	$5.67	$5.85	$6.22	$5.91	$6.44
Equity capitalization-common shares and OP units	760,931	788,615	841,218	808,583	888,224
Recorded book value of preferred shares	$99,456	$99,467	$111,357	$111,357	$111,357
Total equity capitalization	$860,387	$888,082	$952,575	$919,940	$999,581

Debt Capitalization
Total debt	$692,875	$927,968	$839,134	$793,827	$943,751
Total capitalization	$1,553,262	$1,816,050	$1,791,709	$1,713,767	$1,943,332

Total debt to total capitalization	0.45:1	0.51:1	0.47:1	0.46:1	0.49:1

	Nine Months Ended				Three Months Ended
	1/31/2018		1/31/2017		1/31/2018		10/31/2017		7/31/2017		4/30/2017		1/31/2017
Earnings to fixed charges(1)	(2)		(3)		1.56	x	1.09	x	(5)		1.48	x	1.12	x
Earnings to combined fixed charges and preferred distributions(1)	(2)		(3)		1.33	x	(4)		(5)		1.21	x	(6)
Debt service coverage ratio(1)	1.79	x	1.65	x	1.78	x	1.84	x	1.75	x	1.69	x	1.67	x

Distribution Data
Common shares and units outstanding at record date	134,867		137,944		134,203		134,806		135,830		137,723		137,944
Total common distribution paid	$28,389		$53,719		$9,420		$9,462		$9,509		$9,641		$17,929
Common distribution per share and unit(7)	$0.21		$0.39		$0.07		$0.07		$0.07		$0.07		$0.13
Payout ratio (FFO per share and unit basis)(1)	100.0%		118.2%		175.0%		100.0%		70.0%		100.0%		144.4%

(1)	Payout ratio (FFO per share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

(2)
Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $6.8 million and $13.7 million, respectively. Excluding non-cash depreciation charges related to a change in depreciable lives of $14.4 million in the nine months ended January 31, 2018, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 1.25x and 1.02x, respectively, for the nine months ended January 31, 2018.

(3)
Earnings were inadequate to cover fixed charges and combined fixed charges and preferred distributions by $26.5 million and $34.7 million, respectively.  Excluding non-cash asset impairment and gain on sale charges of $54.1 million in the nine months ended January 31, 2017, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 1.77x and 1.44x, respectively, for the nine months ended January 31, 2017.

(4)
Earnings were inadequate to cover combined fixed charges and preferred distributions by $1.9 million. The ratio of earnings to combined fixed charges and preferred distributions was .85x for the three months ended October 31, 2017.

(5)
Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $13.4 million and $15.7 million, respectively. Excluding non-cash depreciation charges related to a change in depreciable lives of $14.4 million in the three months ended July 31, 2017, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been 1.10x and 0.90x, respectively, for the three months ended July 31, 2017.

(6)
Earnings were inadequate to cover combined fixed charges and preferred distributions by $1.1 million. The ratio of earnings to combined fixed charges and preferred distributions was .92x for the three months ended January 31, 2017.

(7)	Common distribution per share and unit for the three and nine months ended January 31, 2017 includes a special distribution of $0.06.

S-10

IRET
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended January 31, 2018
	Reporting Segments
	Multifamily	All Other	Corporate and Other	Total
Real estate rental revenue
Same-store	$32,093	$1,391	$—	$33,484
Non-same-store	9,186	584	—	9,770
Total	41,279	1,975	—	43,254

Real estate expenses(1)
Same-store	14,457	359	1,085	15,901
Non-same-store	3,774	190	170	4,134
Total	18,231	549	1,255	20,035

Net operating income (NOI)
Same-store	17,636	1,032	(1,085)	17,583
Non-same-store	5,412	394	(170)	5,636
Net operating income (loss)	$23,048	$1,426	$(1,255)	$23,219

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(17,543)	$(770)	$(77)	$(18,390)
General and administrative expenses	—	—	(3,011)	(3,011)
Interest expense	(6,882)	(127)	(2,227)	(9,236)
Loss on debt extinguishment	(285)	—	—	(285)
Interest and other income	—	—	433	433
(Loss) income before gain on sale of real estate and other investments and income from discontinued operations	(1,662)	529	(6,137)	(7,270)
Gain on sale of real estate and other investments	2,642	9,726	19	12,387
(Loss) income from continuing operations	980	10,255	(6,118)	5,117
Income from discontinued operations	—	146,811	—	146,811
Net (loss) income	980	157,066	(6,118)	151,928
Net loss attributable to noncontrolling interests – Operating Partnership	—	—	(16,236)	(16,236)
Net income attributable to noncontrolling interests – consolidated real estate entities	—	—	413	413
Net (loss) income attributable to controlling interests	980	157,066	(21,941)	136,105
Dividends to preferred shareholders	—	—	(1,766)	(1,766)
Redemption of Preferred Shares	—	—	(8)	(8)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$980	$157,066	$(23,715)	$134,331

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

S-11

IRET
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended January 31, 2017
	Reporting Segments
	Multifamily	All Other	Corporate and Other	Total
Real estate rental revenue
Same-store	$30,506	$2,044	$—	$32,550
Non-same-store	5,665	2,013	—	7,678
Total	36,171	4,057	—	40,228

Real estate expenses(1)
Same-store	13,829	436	1,138	15,403
Non-same-store	2,507	564	145	3,216
Total	16,336	1,000	1,283	18,619

Net operating income (NOI)
Same-store	16,677	1,608	(1,138)	17,147
Non-same-store	3,158	1,449	(145)	4,462
Net operating income (loss)	$19,835	$3,057	$(1,283)	$21,609

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(9,651)	$(1,067)	$(69)	$(10,787)
General and administrative expenses	—	—	(4,172)	(4,172)
Interest expense	(7,707)	(505)	(620)	(8,832)
Loss on debt extinguishment	(249)	(133)	(76)	(458)
Interest and other income	—	—	427	427
(Loss) income (loss) before gain (loss) on sale of real estate and other investments and income from discontinued operations	2,228	1,352	(5,793)	(2,213)
Gain (loss) gain on sale of real estate and other investments	—	2,437	—	2,437
(Loss) income from continuing operations	2,228	3,789	(5,793)	224
Income from discontinued operations	—	24,965	—	24,965
Net (loss) income	2,228	28,754	(5,793)	25,189
Net loss attributable to noncontrolling interests – Operating Partnership	—	—	(2,525)	(2,525)
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	446	446
Net (loss) income attributable to controlling interests	2,228	28,754	(7,872)	23,110
Dividends to preferred shareholders	—	—	(2,503)	(2,503)
Redemption of Preferred Shares	—	—	(1,435)	(1,435)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$2,228	$28,754	$(11,810)	$19,172

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

S-12

IRET
NET OPERATING INCOME DETAIL
(in thousands)

	Nine Months Ended January 31, 2018
	Reporting Segments
	Multifamily	All Other	Corporate and Other	Total
Real estate rental revenue
Same-store	$95,961	$4,311	$—	$100,272
Non-same-store	23,483	3,625	—	27,108
Total	119,444	7,936	—	127,380

Real estate expenses(1)
Same-store	44,617	1,028	3,684	49,329
Non-same-store	9,967	1,074	520	11,561
Total	54,584	2,102	4,204	60,890

Net operating income (NOI)
Same-store	51,344	3,283	(3,684)	50,943
Non-same-store	13,516	2,551	(520)	15,547
Net operating income (loss)	$64,860	$5,834	$(4,204)	$66,490

Reconciliation of NOI to net (loss) income available to common shareholders
Depreciation/amortization	$(55,971)	$(4,806)	$(221)	$(60,998)
Impairment of real estate investments	—	—	(256)	(256)
General and administrative expenses	—	—	(10,131)	(10,131)
Interest expense	(20,688)	(512)	(4,676)	(25,876)
Loss on extinguishment of debt	(677)	(141)	—	(818)
Interest and other income	—	—	916	916
(Loss) income before (loss) gain on sale of real estate and income from discontinued operations	(12,476)	375	(18,572)	(30,673)
Gain on sale of real estate and other investments	2,717	15,085	33	17,835
(Loss) income from continuing operations	(9,759)	15,460	(18,539)	(12,838)
Income from discontinued operations	—	164,626	—	164,626
Net (loss) income	(9,759)	180,086	(18,539)	151,788
Net loss attributable to noncontrolling interests – Operating Partnership	—	—	(15,365)	(15,365)
Net income attributable to noncontrolling interests – consolidated real estate entities	—	—	1,239	1,239
Net (loss) income attributable to controlling interests	(9,759)	180,086	(32,665)	137,662
Dividends to preferred shareholders	—	—	(6,864)	(6,864)
Redemption of Preferred Shares	—	—	(3,657)	(3,657)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(9,759)	$180,086	$(43,186)	$127,141

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

S-13

IRET
NET OPERATING INCOME DETAIL
(in thousands)

	Nine Months Ended January 31, 2017
	Reporting Segments
	Multifamily	All Other	Corporate and Other	Total
Real estate rental revenue
Same-store	$92,036	$4,981	$—	$97,017
Non-same-store	15,364	6,326	—	21,690
Total	107,400	11,307	—	118,707

Real estate expenses(1)
Same-store	40,077	1,082	3,619	44,778
Non-same-store	6,704	1,705	383	8,792
Total	46,781	2,787	4,002	53,570

Net operating income (NOI)
Same-store	51,959	3,899	(3,619)	52,239
Non-same-store	8,660	4,621	(383)	12,898
Net operating income (loss)	$60,619	$8,520	$(4,002)	$65,137

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(29,772)	$(3,211)	$(210)	$(33,193)
Impairment of real estate investments	(51,401)	—	(2,752)	(54,153)
General and administrative expenses	—	—	(11,195)	(11,195)
Interest expense	(23,212)	(1,537)	(1,284)	(26,033)
Loss on extinguishment of debt	(249)	(133)	(76)	(458)
Interest and other income	—	—	685	685
(Loss) income before gain on sale of real estate and other investments and income from discontinued operations	(44,015)	3,639	(18,834)	(59,210)
Gain (loss) on sale of real estate and other investments	—	11,317	(25)	11,292
(Loss) income from continuing operations	(44,015)	14,956	(18,859)	(47,918)
Income from discontinued operations	—	44,803	—	44,803
Net (loss) income	(44,015)	59,759	(18,859)	(3,115)
Net loss attributable to noncontrolling interests – Operating Partnership	—	—	(403)	(403)
Net income attributable to noncontrolling interests – consolidated real estate entities	—	—	16,585	16,585
Net (loss) income attributable to controlling interests	(44,015)	59,759	(2,677)	13,067
Dividends to preferred shareholders	—	—	(8,260)	(8,260)
Redemption of Preferred Shares	—	—	(1,435)	(1,435)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(44,015)	$59,759	$(12,372)	$3,372

(1)	Offsite costs associated with property management and casualty-related amounts are included in the Corporate and Other column.

S-14

IRET
SAME-STORE COMPARISON

	Rentable Units	Physical Occupancy 1/31/2018	FY18Q3 Weighted Average Occupancy(1)	FY18Q3 % of Actual NOI	FY18Q3 Average Revenue Per Unit(2)	3rd Quarter Increase (Decrease) From Prior Year's 3rd Quarter
Regions						Revenues	Expenses(3)	Net Operating Income	Average Rental Revenue	Weighted Average Occupancy
Rochester, MN	1,711	95.6%	94.0%	20.2%	$1,262	5.9%	8.2%	4.4%	(1.5)%	7.4%
Omaha, NE	1,370	96.1%	94.9%	11.6%	$931	5.2%	10.9%	1.1%	4.8%	0.4%
St. Cloud, MN	1,187	96.4%	94.5%	9.6%	$995	13.5%	6.0%	21.9%	7.9%	5.6%
Grand Forks, ND	1,303	94.6%	94.3%	9.5%	$912	3.6%	11.0%	(2.9)%	(3.8)%	7.5%
Bismarck, ND	977	92.5%	91.2%	8.0%	$996	(0.3)%	(4.4)%	3.7%	(5.8)%	5.4%
Minneapolis, MN	688	94.9%	93.5%	7.9%	$1,233	7.7%	1.4%	12.7%	11.3%	(3.6)%
Topeka, KS	1,042	95.4%	94.6%	7.7%	$837	6.4%	13.1%	1.5%	5.5%	0.9%
Billings, MT	770	91.3%	90.1%	7.3%	$994	4.0%	6.5%	2.6%	1.3%	2.7%
Sioux Falls, SD	969	97.1%	94.7%	7.1%	$877	4.2%	(0.5)%	9.1%	0.2%	4.0%
Minot, ND	640	96.4%	96.1%	5.3%	$1,006	(2.0)%	(7.1)%	3.7%	(6.8)%	4.9%
Rapid City, SD	474	96.6%	96.1%	4.4%	$957	7.6%	6.3%	8.5%	1.1%	6.6%
Williston, ND	189	96.8%	95.6%	1.4%	$927	1.9%	(19.9)%	44.8%	(9.2)%	11.1%
Same-Store Total	11,320	95.2%	94.0%	100.0%	$1,006	5.2%	4.5%	5.8%	0.8%	4.4%

	Rentable Units	Physical Occupancy 1/31/2018	FY18Q3 Weighted Average Occupancy(1)	FY18Q3 % of Actual NOI	FY18Q3 Average Revenue Per Unit(2)	3rd Quarter Increase (Decrease) From 2nd Quarter
Regions						Revenues	Expenses(3)	Net Operating Income	Average Rental Revenue	Weighted Average Occupancy
Rochester, MN	1,711	95.6%	94.0%	20.2%	$1,262	0.1%	(5.5)%	4.3%	(1.8)%	1.8%
Omaha, NE	1,370	96.1%	94.9%	11.6%	$931	0.5%	(11.8)%	12.8%	(0.3)%	0.8%
St. Cloud, MN	1,187	96.4%	94.5%	9.6%	$995	1.2%	(8.2)%	12.2%	0.2%	1.0%
Grand Forks, ND	1,303	94.6%	94.3%	9.5%	$912	(2.6)%	5.5%	(9.6)%	(2.1)%	(0.5)%
Bismarck, ND	977	92.5%	91.2%	8.0%	$996	(2.5)%	(2.1)%	(2.8)%	(2.5)%	0.1%
Minneapolis, MN	688	94.9%	93.5%	7.9%	$1,233	2.5%	(6.6)%	10.1%	1.6%	0.9%
Topeka, KS	1,042	95.4%	94.6%	7.7%	$837	—%	0.3%	(0.3)%	—%	—%
Billings, MT	770	91.3%	90.1%	7.3%	$994	(2.0)%	(21.0)%	14.9%	(2.5)%	0.5%
Sioux Falls, SD	969	97.1%	94.7%	7.1%	$877	0.6%	(7.2)%	9.2%	(0.9)%	1.5%
Minot, ND	640	96.4%	96.1%	5.3%	$1,006	1.9%	(9.3)%	16.1%	(0.9)%	2.8%
Rapid City, SD	474	96.6%	96.1%	4.4%	$957	1.5%	(12.7)%	14.2%	(2.0)%	3.5%
Williston, ND	189	96.8%	95.6%	1.4%	$927	(1.9)%	(19.4)%	28.6%	(0.1)%	(1.8)%
Same-Store Total	11,320	95.2%	94.0%	100.0%	$1,006	(0.1)%	(6.7)%	6.1%	(1.1)%	1.0%

	Rentable Units	Physical Occupancy 1/31/2018	FY18Q3 YTD Weighted Average Occupancy(1)	FY18Q3 YTD % of Actual NOI	FY18Q3 YTD Average Revenue Per Unit(2)	3rd Quarter YTD Increase (Decrease) From Prior Year's 3rd Quarter YTD
Regions						Revenues	Expenses(3)	Net Operating Income	Average Rental Revenue	Weighted Average Occupancy
Rochester, MN	1,711	95.6%	92.1%	20.6%	$1,278	4.7%	14.7%	(1.4)%	—%	4.7%
Omaha, NE	1,370	96.1%	94.8%	11.3%	$928	4.4%	10.2%	(0.1)%	5.3%	(0.9)%
St. Cloud, MN	1,187	96.4%	93.7%	9.3%	$988	12.0%	12.9%	11.1%	8.8%	3.2%
Grand Forks, ND	1,303	94.6%	94.2%	10.3%	$920	2.4%	12.9%	(5.7)%	(0.8)%	3.1%
Bismarck, ND	977	92.5%	91.7%	8.6%	$1,014	1.5%	12.8%	(6.5)%	(1.7)%	3.2%
Minneapolis, MN	688	94.9%	93.9%	7.8%	$1,206	8.4%	4.1%	11.8%	8.8%	(0.4)%
Topeka, KS	1,042	95.4%	94.8%	8.0%	$832	6.2%	11.2%	2.4%	5.0%	1.1%
Billings, MT	770	91.3%	89.1%	6.9%	$1,010	4.6%	14.0%	(1.6)%	6.8%	(2.2)%
Sioux Falls, SD	969	97.1%	94.1%	6.8%	$878	2.3%	8.2%	(3.3)%	3.5%	(1.2)%
Minot, ND	640	96.4%	94.9%	5.1%	$1,016	(3.6)%	9.7%	(15.1)%	(5.6)%	2.0%
Rapid City, SD	474	96.6%	94.3%	4.2%	$965	4.3%	8.8%	1.0%	5.4%	(1.1)%
Williston, ND	189	96.8%	93.0%	1.1%	$934	(8.2)%	8.9%	(25.8)%	(20.0)%	11.8%
Same-Store Total	11,320	95.2%	93.3%	100.0%	$1,010	4.3%	11.3%	(1.2)%	2.3%	1.9%

(1)	Weighted average occupancy is defined as scheduled rent less vacancy losses divided by scheduled rent for the period.

(2)	Average revenue is defined as total rental revenues divided by the weighted average occupied apartment units for the period.

(3)
Same-Store results by region do not include offsite costs associated with property management or casualty-related amounts, which increased by $0 and decreased $53,000, respectively, for FY18 Q3 as compared to FY18 Q2, and decrease by $50,000 and increased $6,000, respectively, for FY18 Q3 as compared to FY17 Q3, and decrease by $16,000 and increase by $529,000, respectively, for FY18 Q2 YTD as compared to FY17 Q2 YTD.

S-15

IRET
PORTFOLIO SUMMARY(1)

	Three Months Ended
	1/31/2018	10/31/2017	7/31/2017	4/30/2017	1/31/2017
Number of Units
Same-Store	11,320	11,384	11,384	10,512	10,513
Non-Same-Store	2,466	2,192	2,019	2,693	2,652
All Properties	13,786	13,576	13,403	13,205	13,165

Average Investment Per Unit
Same-Store	$88,329	$88,047	$87,876	$78,996	$78,499
Non-Same-Store	202,277	185,150	166,261	164,715	165,367
All Properties	$108,681	$102,760	$99,684	$96,485	$95,998

Average Scheduled Rent(2) per Unit
Same-Store	$957	$962	$954	$906	$902
Non-Same-Store	1,355	1,330	1,182	1,267	1,289
All Properties	$1,028	$1,018	$988	$980	$980

Average Revenue per Unit(3)
Same-Store	$1,007	$1,016	$1,007	$955	$941
Non-Same-Store	1,407	1,276	1,230	1,334	1,325
All Properties	$1,079	$1,058	$1,041	$1,032	$1,019

Occupancy
Same-Store	95.3%	95.2%	94.5%	94.2%	92.7%
Non-Same-Store	90.1%	92.4%	89.3%	88.8%	86.9%
All Properties	94.3%	94.8%	93.7%	93.1%	91.5%

Operating Expenses as a % of Scheduled Rent
Same-Store	47.8%	50.9%	49.7%	46.6%	47.7%
Non-Same-Store	39.1%	42.6%	40.8%	42.1%	39.2%
All Properties	45.7%	49.2%	48.1%	45.4%	45.5%

Capital Expenditures
Total Capital Expenditures(2) per Unit – Same-Store	$240	$396	$240	$281	$295

Value-Add Expenditures per Unit(4)	$—	$—	$—	$8,213	$10,224

(1)	Previously reported amounts are not revised for discontinued operations or changes in the composition of the same-store properties pool.

(2)	See definition of scheduled rent on page S-19. Average scheduled rent is scheduled rent divided by the total number of units.

(3)	Total revenues divided by the weighted average occupied units for the period.

(4)	Cost per unit represents the average amount spent on completed and in-progress units during the period and also includes common area redevelopment costs at properties in the value add program.

S-16

IRET
SAME-STORE CAPITAL EXPENDITURES
($ in thousands, except per unit amounts)

	Three Months Ended
	1/31/2018	1/31/2017
Total Multifamily Same-Store Units	11,320	11,321

Turnover	$996	$1,047
Furniture & Equipment	78	96
Building – Interior	253	272
Building – Exterior	833	1,156
Landscaping & Grounds	561	461
Capital Expenditures	$2,721	$3,032
CapEx per Unit	$240	$268

Value Add	$—	$4,262

Unallocated Accruals(1)	$(1,458)	$(630)
Total Capital Spend	$1,263	$6,664
Total Capital Spend per Unit	$112	$589

	Nine Months Ended
	1/31/2018	1/31/2017
Total Multifamily Same-Store Units	11,320	11,321

Turnover	$4,136	$3,383
Furniture & Equipment	267	373
Building – Interior	833	591
Building – Exterior	2,773	3,172
Landscaping & Grounds	2,036	1,597
Capital Expenditures	$10,045	$9,116
CapEx per Unit	$887	$805

Value Add	$368	$14,083

Unallocated Accruals(1)	(1,691)	323
Total Capital Spend	$8,722	$23,522
Total Capital Spend per Unit	$771	$2,078

(1)
Amounts represent the change in the balance of unallocated capital accruals. During the quarter ended January 31, 2018, we fully allocated all remaining accruals to their respective capital expenditure categories and, as of January 31, 2018, no capital expenditures remained unallocated.

S-17

IRET
FISCAL 2018 ACQUISITIONS SUMMARY
as of January 31, 2018
($ in thousands)

Property	Location	Segment	Acquisition Date	Apartment Homes	Occupancy At Acquisition	1/31/2018 Occupancy	Acquisition Cost
Oxbo(1)	St. Paul, MN	Multifamily	May 26, 2017	191	29.3%	67.0%	$61,500
Park Place	Plymouth, MN	Multifamily	September 13, 2017	500	94.0%	94.6%	$92,250
Dylan	Denver, CO	Multifamily	November 28, 2017	274	79.9%	81.4%	90,600
			Total	965			$244,350

(1)	Property includes 11,477 sq ft of retail space. Retail is 100% leased.

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Definitions
January 31, 2018

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA as calculated by us is not comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do.

Core funds from operations (Core FFO) is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure and may be calculated differently by other REITs.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.

Funds from operations (FFO) is defined by the National Association of Real Estate Investment Trusts, Inc. (NAREIT) as net income (computed in accordance with GAAP), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets generally is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. In addition, the exclusion in NAREIT’s definition of FFO of impairment write-downs and gains and losses from the sale of previously depreciated operating real estate assets helps to identify the operating results of the long-term assets that form the base of our investments, and assists management and investors in comparing those operating results between periods.

Net Debt to Annualized Adjusted EBITDA is total debt less cash and cash equivalents and real estate deposits as reported for the end of the quarter divided by Adjusted EBITDA as reported for the end of the quarter multiplied by 4.

Net Operating Income (NOI) is a non-U.S. GAAP measure which we define as total real estate revenues less property operating expenses and real estate tax expense.  We believe that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with U.S. GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests – consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

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Same-store properties are properties owned or in service for the entirety of the periods being compared (except for properties classified as held for sale), and which, in the case of development properties, have achieved a stabilized level of occupancy, which is generally 90%.

U.S. GAAP is defined as accounting principles generally accepted in the United States of America.

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